UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

HELIO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-56744	92-0586004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2448 Sixth Street, Berkeley, California 94710
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 545-2666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On April 22, 2026, Helio Corporation (the “Company”) entered into an Exchange Agreement with Gregory T. Delory, the Company’s Chief Technology Officer (the “Delory Exchange Agreement”).

Pursuant to Delory Exchange Agreement, promissory notes held by Delory in the aggregate outstanding amount of $327,629, consisting of an aggregate principal amount of $327,629 and $0 in accrued and payable interest were cancelled in exchange for the issuance of an aggregate of 149,979 shares of common stock.

The number of shares to be issued under the Exchange Agreement was calculated using a conversion price of $2.1845, which represents the volume-weighted average price (VWAP) of the Company’s common stock for the preceding twenty (20) Trading Days, as reported by OTC Markets Group.

A copy of the Delory Exchange Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On April 22, 2026, the Company issued a zero-interest, on-demand promissory note (the “Note”), in the principal amount of $327,629 to Gregory T. Delory. The Note represents past advances previously made by the holder and does not represent new borrowings. The Note was immediately included in the Exchange Agreement described in Item 1.01 of this Current Report on Form 8-K and was cancelled concurrently with the issuance thereunder.

A copy of the Note is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On April 28, 2026, the Company issued 149,979 shares of Common Stock to Mr. Delory in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). No commissions or other remuneration were paid in connection with the exchange. The shares have not been registered under the Securities Act and constitute “restricted” and “control” securities under Rule 144 promulgated under the Securities Act.

The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Exchange Agreement, dated April 22, 2026, between Helio Corporation and Gregory T. Delory
10.2	Promissory Note dated April 22, 2026 issued to Gregory T. Delory
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIO CORPORATION

Date: April 28, 2026	By:	/s/ Edward Cabrera
	Name:	Edward Cabrera
	Title:	Chief Executive Officer

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